Exhibit 99.1

Oramed Clinical Conference Call
Monday, November 3, 2014 - 10:00 a.m.
Eastern Time

Safe Harbor
Certain statements contained in this material are forward-looking statements. These forward-looking statements are based on the current expectations of the management of Oramed only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates; competition from other pharmaceutical or biotechnology companies; and our ability to obtain additional funding required to conduct our research, development and commercialization activities, and others, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward-looking statements.
Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting
Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange
Commission. which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the company's filings with the Securities and Exchange Commission for a comprehensive list of risk factors that could cause actual results, performance or achievements of the company to differ materially from those expressed or implied in such forward-looking statements. Oramed undertakes no obligation to update or revise any forward-looking statements.

Oramed ORA-D-010
A Prospective, Randomized, Double-blind, Placebo Controlled Study to Assess the Impact of ORMD-0801 (insulin capsules) on the Exogenous Insulin Requirements of Type 1 Diabetics
25 Subject (24 Planned, 25 Enrolled)
3 Day Placebo Run-in Period (Baseline) followed by 7 Days of Treatment
(Placebo or ORMD-0801)
Treatment given 3 times / day (1 hour before each meal)
Primary Objective:
 To evaluate the change from baseline in exogenous insulin requirements
 (Basal, Bolus and Total) in Type 1 diabetes patients treated with ORMD-
 0801, compared to the change from baseline for patients treated with placebo.
Secondary Objectives:
 To evaluate the change from baseline in mean nighttime, daytime and fasting glucose levels (by continuous glucose monitoring) in Type 1 diabetes patients treated with ORMD-0801, compared to the change from baseline for patients treated with placebo.
 To evaluate the safety and tolerability of ORMD-0801 in patients with Type
 1 diabetes.

# Oramed ORA-D-010 - Key Top Line Results
# Study Conduct and Demographics

All 25 subjects completed the study.
Demographics
 The active treatment group had proportionally less females (20% vs. 50%)
 The active treatment group had proportionally less Hispanics / Latinos (6.7% vs. 40%)
 Ages are similar between treatment groups (37.6 (Placebo) vs. 38.9 (Active))
All subjects took all oral insulin doses.

# Oramed ORA-D-010 - Key Top Line Results
## Basal Exogenous Insulin

Basal Exogenous Insulin - ITT - All Subjects
 Placebo
 Run-in Period Average- 50.15 IU
 Day 6 and 7 Average - 49.05 IU
 Change → -1.10 IU
 Active Treatment
 Run-in Period Average - 37.67 IU
 Day 6 and 7 Average - 35.75 IU
 Change → -1.92 IU

# Oramed ORA-D-010 - Key Top Line Results
# Bolus Exogenous Insulin

Bolus Exogenous Insulin - ITT - All Subjects
 Placebo
 Run-in Period Average- 37.20 IU
 Day 6 and 7 Average - 41.13 IU
 Change → 3.93 IU
 Active Treatment
 Run-in Period Average -30.11 IU
 Day 6 and 7 Average - 29.93 IU
 Change → -0.18 IU

# Oramed ORA-D-010 - Key Top Line Results
## Total Exogenous Insulin

Total Exogenous Insulin - ITT - All Subjects
 Placebo
 Run-in Period Average- 87.34 IU
 Day 6 and 7 Average - 90.17 IU
 Change → 2.83 IU
 Active Treatment
 Run-in Period Average - 67.78 IU
 Day 6 and 7 Average - 65.68 IU
 Change → -2.09 IU

Continuous Glucose Monitoring
 Nighttime Glucose
 Placebo
 Run-in Period Combined - 161.73
 Last 2 Days With At Least 80% of Readings - 133.17
 Change → -28.56
 Active Treatment
 Run-in Period Combined - 158.77
 Last 2 Days With At Least 80% of Readings - 137.65
 Change → -21.12
 Daytime Glucose
 Placebo
 Run-in Period Combined - 163.29
 Last 2 Days With At Least 80% of Readings - 165.73
 Change → 2.44
 Active Treatment
 Run-in Period Combined - 153.76
 Last 2 Days With At Least 80% of Readings - 145.15
 Change → -8.61
Oramed ORA-D-010 - Key Top Line Results

Day 1 Change from Average Run-in Value
 Placebo → -27.3
 Active → -29.7
Day 2 Change from Average Run-in Value
 Placebo → -31.8
 Active → -43.5
Day 3 Change from Average Run-in Value
 Placebo → -35.9
 Active → -52.0
Day 4 Change from Average Run-in Value
 Placebo → -37.6
 Active → -59.5
Day 5 Change from Average Run-in Value
 Placebo → -31.7
 Active → -44.2
Day 6 Change from Average Run-in Value
 Placebo → -28.0
 Active → -58.9
Day 7 Change from Average Run-in Value
 Placebo → -10.2
 Active → -60.2
Oramed ORA-D-010 - Key Top Line Results
Finger Stick Fasting Blood Glucose Immediately Prior to
Breakfast
Delta → -2.4
Delta → -11.7
Delta → -16.1
Delta → -21.9
Delta → -12.5
Delta → -30.9
Delta → -50.0

Day 6
 Placebo
 No events - 5 (50.0%)
 1 event - 3 (30.0%)
 2 events - 2 (20.0%)
 Active
 No events - 1 (6.7%)
 1 event - 7 (46.7%)
 2 events - 2 (13.3%)
 3 events - 4 (26.7%)
 5 events - 1 (6.7%)
Day 7
 Placebo
 No events - 4 (40.0%)
 1 event - 4 (40.0%)
 2 events - 1 (10.0%)
 7 events - 1 (10.0%)
 Active
 No events - 3 (20.0%)
 1 event - 5 (33.3%)
 2 events - 4 (26.7%)
 3 events - 1 (6.7%)
 4 events - 2 (13.3%)
Oramed ORA-D-010 - Key Top Line Results
Hypoglycemic Events

THANK YOU